SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
WESTERN DIGITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

WESTERN DIGITAL CORPORATION Stockholder Meeting to be held on November 6, 2008 ** IMPORTANT NOTICE ** Proxy Materials Available Regarding the Availability of Proxy Materials • Proxy Statement • 2008 Annual Report You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important PROXY MATERIALS — VIEW OR RECEIVE information contained in the proxy materials before voting. You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before October 23, 2008. HOW TO VIEW MATERIALS VIA THE INTERNET Proxy materials for the 2008 Annual Meeting of Stockholders 20511 LAKE FOREST DRIVE are available at www.westerndigital.com/investor. You can LAKE FOREST, CA 92630-7741 also view these materials at www.proxyvote.com with the 12 Digit Control Number located on the following page. HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* — sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following R1WDC1 page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type: Annual Vote In Person Meeting Date: November 6, 2008 Many stockholder meetings have attendance Meeting Time: 8:00 a.m. Pacific Time requirements including, but not limited to, the For holders as of: September 17, 2008 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting Meeting Location: materials for any special requirements for meeting attendance. If you intend to vote your shares in person The Westin South Coast Plaza at the Meeting, you will need to request a ballot to 686 Anton Boulevard vote these shares at the Meeting. Costa Mesa, California 92626 Vote By Internet To vote now by Internet, go to Meeting Directions: WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and For Meeting Directions Please Call: for electronic delivery of information up until 11:59 P.M. 866-716-8132 Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions. R1WDC2

Voting items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES AND PROPOSALS: 1i) Thomas E. Pardun 1. ELECTION OF DIRECTORS 1a) Peter D. Behrendt 1j) Arif Shakeel 1b) Kathleen A. Cote 2. To approve an amendment to the Company’s 2005 Employee Stock Purchase Plan that would increase by 1c) John F. Coyne 8,000,000 the number of shares of common stock available for issuance under the plan; and 1d) Henry T. DeNero 1e) William L. Kimsey 3. To ratify the appointment of KPMG LLP as the independent registered public accounting firm for Western Digital 1f) Michael D. Lambert Corporation for the fiscal year ending July 3, 2009. 1g) Matthew E. Massengill 1h) Roger H. Moore R1WDC3

R1WDC4